                                                                     EXHIBIT 4.4


                                                               Draft of 09/09/97


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                          MEDPARTNERS, INC., AS ISSUER

                                      AND

                      PNC BANK, KENTUCKY, INC., AS TRUSTEE

                                --------------

                                   INDENTURE

                        DATED AS OF SEPTEMBER ___, 1997

                                --------------

                                 $350,000,000

                   _____% SENIOR SUBORDINATED NOTES DUE 2000


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


                               MEDPARTNERS, INC.

                 Certain Sections of this Indenture relating to
                        Sections 310 through 318 of the
                          Trust Indenture Act of 1939;


Trust Indenture                                                               Indenture
   Act Section                                                                 Section
---------------                                                               ---------
310 (a) (1)     .............................................................   609
310 (a) (2)     .............................................................   609
    (a) (3)     .............................................................   Not Applicable
    (a) (4)     .............................................................   Not Applicable
    (b)         .............................................................   608, 610
311 (a)         .............................................................   613
    (b)         .............................................................   613
312 (a)         .............................................................   701, 702 (1)
    (b)         .............................................................   702 (2)
    (c)         .............................................................   702 (3)
313 (a)         .............................................................   703
    (b)         .............................................................   703
    (c)         .............................................................   703
    (d)         .............................................................   703
314 (a)         .............................................................   704
    (a) (4)     .............................................................   1004
    (b)         .............................................................   Not Applicable
    (c) (1)     .............................................................   102
    (c) (2)     .............................................................   102
    (c) (3)     .............................................................   Not Applicable
    (d)         .............................................................   Not Applicable
    (e)         .............................................................   102
315 (a)         .............................................................   601
    (b)         .............................................................   602
    (c)         .............................................................   601
    (d)         .............................................................   601
    (e)         .............................................................   514
316 (a) (1) (A) .............................................................   502, 512
    (a) (1) (B) .............................................................   513
    (a) (2)     .............................................................   Not Applicable
    (b)         .............................................................   508
    (c)         .............................................................   104 (3)
317 (a) (1)     .............................................................   503
    (a) (2)     .............................................................   504
    (b)         .............................................................   1003
318 (a)         .............................................................   107

                NOTE: THIS RECONCILIATION AND TIE SHALL NOT, FOR
             ANY PURPOSE, BE DEEMED TO BE A PART OF THE INDENTURE.

                               TABLE OF CONTENTS

                                                                                                      Page
RECITALS OF THE COMPANY..................................................................................1

ARTICLE I................................................................................................1
         SECTION 1.01.            Definitions............................................................1
         SECTION 1.02.            Compliance Certificates and Opinions...................................9
         SECTION 1.03.            Form of Documents Delivered to Trustee.................................9
         SECTION 1.04.            Acts of Holders; Record Dates.........................................10
         SECTION 1.05.            Notices, Etc., to Trustee and Company.................................11
         SECTION 1.06.            Notice to Holders; Waiver.............................................11
         SECTION 1.07.            Conflict with Trust Indenture Act.....................................12
         SECTION 1.08.            Effect of Headings and Table of Contents..............................12
         SECTION 1.09.            Successors and Assigns................................................12
         SECTION 1.10.            Separability Clause...................................................12
         SECTION 1.11.            Benefits of Indenture.................................................12
         SECTION 1.12.            Governing Law.........................................................12
         SECTION 1.13.            Legal Holidays........................................................13
         SECTION 1.14.            No Security Interest Created..........................................13
         SECTION 1.15.            Limitation on Individual Liability....................................13

ARTICLE II..............................................................................................14
         SECTION 2.01.            Forms Generally.......................................................14
         SECTION 2.02.            Form of Face of Security..............................................14
         SECTION 2.03.            Form of Reverse of Security...........................................16
         SECTION 2.04.            Form of Trustee's Certificate of Authentication.......................18
         SECTION 2.05.            Global Securities.....................................................18

ARTICLE III.............................................................................................19
         SECTION 3.01.            Title and Terms.......................................................19
         SECTION 3.02.            Denominations.........................................................20
         SECTION 3.03.            Execution, Authentication, Delivery and Dating........................20
         SECTION 3.04.            Temporary Securities..................................................21
         SECTION 3.05.            Registration, Registration of Transfer and Exchange...................21
         SECTION 3.06.            Mutilated, Destroyed, Lost and Stolen Securities......................23
         SECTION 3.07.            Payment of Interest; Interest Rights Preserved........................24
         SECTION 3.08.            Persons Deemed Owners.................................................25
         SECTION 3.09.            Cancellation..........................................................25
         SECTION 3.10.            Computation of Interest...............................................25

ARTICLE IV..............................................................................................26
         SECTION 4.01.            Satisfaction and Discharge of Indenture...............................26
         SECTION 4.02.            Application of Trust Money............................................27

ARTICLE V...............................................................................................27
         SECTION 5.01.            Events of Default.....................................................27
         SECTION 5.02.            Acceleration of Maturity; Rescission and Annulment....................29
         SECTION 5.03.            Collection of Indebtedness and Suits for Enforcement
                                  by Trustee............................................................30
         SECTION 5.04.            Trustee May File Proofs of Claim......................................31
         SECTION 5.05.            Trustee May Enforce Claims Without Possession of Securities...........31
         SECTION 5.06.            Application of Money Collected........................................31
         SECTION 5.07.            Limitation on Suits...................................................32
         SECTION 5.08.            Unconditional   Right  of  Holders  to  Receive  Principal  and
                                  Interest..............................................................33
         SECTION 5.09.            Restoration of Rights and Remedies....................................33
         SECTION 5.10.            Rights and Remedies Cumulative........................................33
         SECTION 5.11.            Delay or Omission Not Waiver..........................................33
         SECTION 5.12.            Control By Holders....................................................33
         SECTION 5.13.            Waiver of Past Defaults...............................................34
         SECTION 5.14.            Undertaking for Costs.................................................34
         SECTION 5.15.            Waiver of Stay or Extension Laws......................................35

ARTICLE VI..............................................................................................35
         SECTION 6.01.            Certain Duties and Responsibilities...................................35
         SECTION 6.02.            Notice of Defaults....................................................35
         SECTION 6.03.            Certain Rights of Trustee.............................................35
         SECTION 6.04.            Not Responsible for Recitals or Issuance of Securities................36
         SECTION 6.05.            May Hold Securities...................................................37
         SECTION 6.06.            Money Held in Trust...................................................37
         SECTION 6.07.            Compensation and Reimbursement........................................37
         SECTION 6.08.            Disqualification; Conflicting Interests...............................38
         SECTION 6.09.            Corporate Trustee Required; Eligibility...............................38
         SECTION 6.10.            Resignation and Removal; Appointment of Successor.....................38
         SECTION 6.11.            Acceptance of Appointment by Successor................................40
         SECTION 6.12.            Merger, Conversion, Consolidation or Succession to Business...........40
         SECTION 6.13.            Preferential Collection of Claims Against Company.....................40
         SECTION 6.14.            Appointment of Authenticating Agent...................................41

ARTICLE VII.............................................................................................43
         SECTION 7.01.            Company to Furnish Trustee Names and Addresses of Holders.............43
         SECTION 7.02.            Preservation of Information; Communications to Holders................43
         SECTION 7.03.            Reports by Trustee....................................................44
         SECTION 7.04.            Reports by Company....................................................44

ARTICLE VIII............................................................................................44
         SECTION 8.01.            Company May Consolidate, Etc., Only on Certain Terms..................44
         SECTION 8.02.            Successor Substituted.................................................45

ARTICLE IX..............................................................................................45
         SECTION 9.01.            Supplemental Indentures Without Consent of Holders....................45
         SECTION 9.02.            Supplemental Indentures with Consent of Holders.......................46
         SECTION 9.03.            Execution of Supplemental Indentures..................................47
         SECTION 9.04.            Effect of Supplemental Indentures.....................................47
         SECTION 9.05.            Conformity with Trust Indenture Act...................................47
         SECTION 9.06.            Reference in Securities to Supplemental Indentures....................47
         SECTION 9.07.            Notice of Supplemental Indenture......................................47

ARTICLE X...............................................................................................48
         SECTION 10.01.           Payment of Principal and Interest.....................................48
         SECTION 10.02.           Maintenance of Office or Agency.......................................48
         SECTION 10.03.           Money for Security Payments to Be Held in Trust.......................48
         SECTION 10.04.           Statement by Officers as to Default...................................49
         SECTION 10.05.           Existence.............................................................50
         SECTION 10.06.           Maintenance of Properties.............................................50
         SECTION 10.07.           Payment of Taxes and Other Claims.....................................50
         SECTION 10.08.           Maintenance of Insurance..............................................51
         SECTION 10.09.           Restrictions on Sale and Leaseback Transactions.......................51
         SECTION 10.10.           Restrictions on Subsidiary Indebtedness...............................51
         SECTION 10.11.           Waiver of Certain Covenants...........................................53

ARTICLE XI..............................................................................................53
         SECTION 11.01.           Company's Option to Effect Defeasance or Covenant Defeasance..........53
         SECTION 11.02.           Defeasance and Discharge..............................................54
         SECTION 11.03.           Covenant Defeasance...................................................54
         SECTION 11.04.           Conditions to Defeasance or Covenant Defeasance.......................54
         SECTION 11.05.           Deposited Money and U.S.  Government  Obligations to Be Held in
                                  Trust; Miscellaneous Provisions.......................................56
         SECTION 11.06.           Reinstatement.........................................................57

ARTICLE XII.............................................................................................57
         SECTION 12.01.           Agreement that Securities to be Subordinate...........................57
         SECTION 12.02.           Limitation During Certain Defaults on Senior Indebtedness.............58
         SECTION 12.03.           Priority of Senior Indebtedness.......................................59
         SECTION 12.04.           Payment to Holders of Senior  Indebtedness  of Certain  Amounts
                                  Received by Holders of Securities.....................................59
         SECTION 12.05.           Subrogation...........................................................60
         SECTION 12.06.           Reliance by Senior Indebtedness on Subordination Provisions...........60
         SECTION 12.07.           Certain Payments and Credits Permitted................................61
         SECTION 12.08.           Subordination Not to be Prejudiced by Certain Acts....................61
         SECTION 12.09.           Trustee Authorized to Effectuate Subordination........................61
         SECTION 12.10.           Trustee's Right regarding Senior Indebtedness Held by it..............61
         SECTION 12.11.           Notice to Trustee of Specified Events.................................62
         SECTION 12.12.           Trustee and Paying Agents Not Chargeable  With Knowledge  until
                                  Notice................................................................63
         SECTION 12.13.           Trustee Not Fiduciary for Holders of Senior Indebtedness..............63

                INDENTURE, dated as of September ___, 1997, between MEDPARTNERS, INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), having its principal office at 3000 Galleria Tower, Suite 1000, Birmingham, AL 35244 and PNC Bank, Kentucky, Inc., a Kentucky banking corporation, as Trustee, having its principal office at 500 West Jefferson Street, Louisville, KY 40202 (herein called the "Trustee").

                            RECITALS OF THE COMPANY

                The Company has duly authorized the creation of an issue of its _____% Senior Subordinated Notes due 2000 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I

           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.01.   Definitions.

                For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

                (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                "Act" when used with respect to any Holder, has the meaning specified in Section 1.04.

                "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "Attributable Debt" in respect of a Sale and Leaseback Transaction means, at the time of determination, the then present value (discounted at the actual rate of interest of such transaction) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

                "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Securities.

                "Average Life" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such Indebtedness multiplied by the amount of such principal payment by (ii) the sum of all such principal payments.

                "Bank Credit Agreement" means the Credit Agreement, dated as of September 5, 1996 and as amended by Amendment No.1 and Amendment No. 2 thereto, by and among MedPartners, Inc. and Nationsbank, National Association (South), as administrative agent for a group of lenders, as such agreement may be amended, renewed, extended, substituted, refinanced, restructured, replaced or supplemented or otherwise modified from time to time (including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements or supplementations or other modifications of the foregoing).

                "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board to which the powers of that board have been lawfully delegated.

                "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or the State of Alabama are authorized or obligated by law, regulation or executive order to close.

                "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including the provisions of FAS No. 13 and any successor thereof.

                "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

                "Consolidated Net Worth" means the excess of (i) the consolidated net book value of the assets of the Company and its subsidiaries after all appropriate deductions in accordance with GAAP as in effect on the date of the Indenture (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization) less (ii) the consolidated liabilities (including tax and other proper accruals, but excluding, if applicable, the accumulated postretirement benefit obligation resulting from the application of the provisions of FAS No. 106 "Employers' Accounting for Postretirement Benefits Other than Pensions") of the Company and its Subsidiaries, in each case computed and consolidated in accordance with GAAP in effect on the date of the Indenture.

                "Corporate Trust Office" means the principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office, at the date hereof is located at 500 West Jefferson Street, Louisville, KY 40202, Attention: Corporate Trust Department.

                "Corporation" means a corporation, association, company, joint-stock company, limited liability company or business trust.

                "Covenant Defeasance" has the meaning specified in Section
11.03.

                "Defaulted Interest" has the meaning specified in Section 3.07.

                "Defeasance" has the meaning specified in Section 11.02.

                "Depositary" means, with respect to Securities issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities, which Depositary initially shall be The Depository Trust Company, a limited-purpose trust company organized under the Banking Law of the State of New York ("DTC").

                "Event of Default" has the meaning specified in Section 5.01.

                "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                "GAAP" means, unless otherwise specified in this Indenture, such accounting principles as are generally accepted in the United States as of the date of the relevant calculation.

                "Global Security" means a Security that evidences all or part of the Securities, is registered in the name of the Depositary or its nominee and bears the legend set forth in Section 2.05.

                "Holder" means a Person in whose name a Security is registered in the Security Register.

                "Indebtedness" with respect to any Person means, at any time, without duplication, (i) any debt (a) for money borrowed, or (b) evidenced by a bond, note, debenture, or similar instrument for the payment of which such Person is responsible or liable, or (c) which is a direct or indirect obligation which arises as a result of banker's acceptances; (ii) any Off-Balance Sheet Liability; (iii) any debt of others described in the preceding clause (i) which such Person has guaranteed or for which it is otherwise directly liable; (iv) the obligation of such Person as lessee under any lease of property which is reflected on such Person's balance sheet as a capitalized lease; (v) to the extent not otherwise included in this definition, net obligations under any Rate Hedging Obligations; and (vi) any deferral, amendment, renewal, extension, supplement or refunding of any liability of the kind described in any of the preceding clauses (i) through (v); provided, however, that, in computing the Indebtedness of any Person, there shall be excluded any particular Indebtedness if, upon or prior to the maturity thereof, there shall have been deposited with a depository in trust money (or evidence of Indebtedness if permitted by the instrument creating such Indebtedness) in the necessary amount to pay, redeem or satisfy such Indebtedness as it becomes due, and the amount so deposited shall not be included in any computation of the assets of such Person.

                "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the terms of the Securities and the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

                "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

                "Maturity," when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, or otherwise.

                "Off-Balance Sheet Liabilities" means, with respect to any Person, (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) the face amount of accounts receivable pursuant to a Permitted Receivables Securitization, (iii) any repurchase obligation or liability of such Person with respect to property leased by such Person as lessee, (iv) obligations arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the consolidated balance sheets of such Person excluding therefrom operating leases which do not require payment by or due from such Person: (a) at the scheduled termination of such operating lease, (b) pursuant to a required purchase by such Person of the leased property, or (c) under any guarantee by such person of the value of the leased property, or (v) net liabilities under any Rate Hedging Obligations.

                "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company. One of the officers signing an Officers' Certificate given pursuant to Section 10.04 shall be the principal executive, financial or accounting officer of the Company.

                "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee.

                "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation:

                (b) Securities for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities;

                (c) Securities as to which Defeasance has been effected pursuant to

Section 11.02; and

                (d) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

                "Permitted Receivables Securitization" means limited recourse or non-recourse sales and assignments of accounts receivable of a Person to one or more entities, the proceeds of which shall be made available to such Person; provided, however, that the maximum face amount of accounts receivable which may be sold is $100,000,000 and the minimum price which shall be paid for receivables is 70% of the face amount thereof; provided, further, that notwithstanding the immediately preceding proviso the maximum face amount of accounts receivable which may be sold and the minimum price which shall be paid for receivables shall be increased or decreased to such amount and percentage as is permissible under the Bank Credit Agreement.

                "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                "Purchase Money Indebtedness" means Indebtedness incurred to finance all or any part of the purchase price or cost of construction of improvements in respect of property or assets acquired by a Person after the date of the Indenture and incurred prior to, at the time of, or within 90 days after, the acquisition of any such property or assets or the completion of any such construction or improvements.

                "Rate Hedging Obligations" means any and all obligations of any Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitution therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

                "Regular Record Date" for the interest payable on any Interest Payment Date means the _____________ or ____________ (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date.

                "Responsible Officer" when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                "Sale and Leaseback Transaction" has the meaning specified in
Section 10.09.

                "Securities" means the ____% Senior Subordinated Notes due 2000 of the Company authenticated and delivered under this Indenture.

                "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

                "Senior Indebtedness" means (a) all indebtedness of the Company under the Bank Credit Agreement, and any successor credit facilities thereto, whether outstanding on the date of execution of this Indenture or thereafter created, incurred or assumed, (b) the Company's 7-3/8% Senior Notes due 2006 (the "1996 Notes") issued pursuant to that certain Indenture dated as of October 8, 1996 between the Company and The First National Bank of Chicago, as trustee, (c) any promissory notes (other than any referred to in the foregoing clauses (a) and (b)) issued by the Company pursuant to any agreement between the Company and any bank or banks and any commercial paper issued by the Company, (d) all indebtedness incurred by the Company after the date of this Indenture for money borrowed which is, in the discretion of the Company, specifically designated by the Company as superior to subordinated debt (senior debt) of the Company in the instruments evidencing said indebtedness at the time of the issuance thereof, (e) all indebtedness of the Company in addition to the indebtedness referred to in the preceding clauses (a) through (d) for money borrowed from or guaranteed to persons, firms or corporations which engage in lending money, including, without limitation, banks, trust companies, insurance companies and other financing institutions and charitable trusts, pension trusts and other investing organizations, evidenced by notes or similar obligations unless such indebtedness shall, in the instrument evidencing the same, be specifically designated as not being superior to the Securities and (f) any amendments, modifications, supplements, deferrals, renewals or extensions of any such Senior Indebtedness.

                "Significant Subsidiary" has the meaning ascribed to it under Regulation C promulgated under the Securities Act of 1933, as amended.

                "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

                "Subsidiary" means any corporation, partnership, association or other business entity of which more than 50% of the outstanding voting stock is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock (or a similar interest) which ordinarily has voting power for the election of directors, managers or trustees, whether at all times or only so long as no senior class of stock (or similar interest) has such voting power by reason of any contingency.

                "Trustee" means the Person named as such in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                "U.S. Government Obligation" has the meaning specified in
Section 11.04.

                "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 1.02.   Compliance Certificates and Opinions.

                Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

                Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03.   Form of Documents Delivered to Trustee.

                In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04.   Acts of Holders; Record Dates.

                (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                (2) The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may be proved in any manner which the Trustee deems sufficient.

                (3) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other Act, or to vote on any Act, authorized or permitted to be given or taken by Holders. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.01) prior to such first solicitation or vote, as the case may be. With regard to any record date, only the Holders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                (4) The ownership of Securities shall be proved by the Security Register.

                (5) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 1.05.   Notices, Etc., to Trustee and Company.

                Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Trustee addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Holders and the Company by the Trustee, or

                (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 1.06.   Notice to Holders; Waiver.

                Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.07.   Conflict with Trust Indenture Act.

                If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 1.08.   Effect of Headings and Table of Contents.

                The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.09.   Successors and Assigns.

                All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10.   Separability Clause.

                In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11.   Benefits of Indenture.

                Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12.   Governing Law.

                This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws as applied in such state.

SECTION 1.13.   Legal Holidays.

                In any case where any Interest Payment Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date or Stated Maturity, as the case may be.

SECTION 1.14.   No Security Interest Created.

                Except as provided in Section 6.07, nothing in this Indenture or in the Securities, express or implied, shall be construed to create or constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

SECTION 1.15.   Limitation on Individual Liability.

                No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor Person, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or any successor Person, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Security.

                                  ARTICLE II

                                SECURITY FORMS

SECTION 2.01.   Forms Generally.

                The Securities and the Trustee's certificates of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities. Unless required by the Depositary, any securities exchange on which the Securities may be listed or any rule, regulation or law, Securities issued in the form of Global Securities need not be printed, lithographed or engraved on steel engraved borders, but shall be in such form as is acceptable to the Depositary.

SECTION 2.02.   Form of Face of Security.

                The form of the face of the Global Securities shall be as set forth below and include the legend(s) set forth in Section 2.05 (if a Security is issued in definitive form, the form of such definitive security will be in substantially the form of the face of the Global Security, except that the legend(s) set forth in Section 2.05 shall be omitted):

                               MEDPARTNERS, INC.

                  _______% Senior Subordinated Notes due 2000

No. R-
CUSIP No. _______________                                               $

                MEDPARTNERS, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred
to), for value received, hereby promises to pay to ____________, or registered assigns, the principal sum of ___________ Dollars ($_________) on ___________,
2000 and to pay interest thereon from the date of original issuance of Securities pursuant to the Indenture or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ____________ and ____________ in each year, commencing ____________, 1998, at the rate of _____% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ____________ or ____________ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

                Payment of the principal of and interest on this Security will be made (i) in respect of Securities held of record by the Depositary or its nominee in same day funds and (ii) in respect of Securities held of record by Holders other than the Depositary or its nominee at the Corporate Trust Office or at such other office or agency of the Company maintained for that purpose pursuant to the Indenture, in each case, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest in respect of Securities held of record by Holders other than the Depositary or its nominee may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                      MEDPARTNERS, INC.

                                      By:
                                         -----------------------
Attest:


------------------




SECTION 2.03.   Form of Reverse of Security.

                The form of the reverse of the Securities shall be as set forth below:

                This Security is one of a duly authorized issue of securities of the Company designated as its _____% Senior Subordinated Notes due 2000 (herein called the "Securities"), limited in aggregate principal amount to $350,000,000, issued and to be issued under an Indenture, dated as of September ___, 1997 (herein called the "Indenture"), between the Company and PNC Bank, Kentucky, Inc., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                This Security is not redeemable in whole or in part at any time prior to the Stated Maturity of its principal amount.

                The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance by the Company with certain conditions set forth in the Indenture.

                The Indenture contains certain covenants with respect to, among other things, the following matters: (i) restrictions on sale and leaseback transactions,

(ii) restrictions on additional subsidiary indebtedness, and (iii) restrictions on consolidations, mergers and sales of all or substantially all of the assets of the Company. These covenants are subject to important exceptions and qualifications.

                The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

                If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of at least 50% in aggregate principal amount of the Securities at the time Outstanding, and, under certain limited circumstances, by the Company and the Trustee without the consent of the Holders. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office or at such other office or agency of the Company maintained for that purpose pursuant to the Indenture duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

                No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.

SECTION 2.04.   Form of Trustee's Certificate of Authentication.

                The Trustee's certificate of authentication shall be in substantially the following form:

                This is one of the Securities referred to in the within-mentioned Indenture.

                                      PNC BANK, KENTUCKY, INC.,
                                      as Trustee

                                      By:
                                         ------------------------
                                          Authorized Officer

SECTION 2.05.   Global Securities.

                Except as provided in Section 3.05, the Securities shall be issued in the form of one or more Global Securities. Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form, in capital letters and bold-face type:

                THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A

SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                If the Depositary is the Depository Trust Company, the Global Security authenticated and delivered hereunder shall also bear a legend in substantially the following form, in capital letters and bold-face type:

                UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED SIGNATORY OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                  ARTICLE III

                                 THE SECURITIES

SECTION 3.01.   Title and Terms.

                The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $350,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.04, 3.05, 3.06 or 9.06.

                The Securities shall be known and designated as the "_____% Senior Subordinated Notes due 2000" of the Company. Their Stated Maturity shall be ____________, 2000 and they shall bear interest at the rate of _____% per annum, from the date of original issuance of Securities pursuant to this Indenture or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on ____________ and ____________, commencing ____________, 1998, to the Person in whose name the Security or any Predecessor Security is registered at the close of business on the ____________ or the ____________ next preceding such Interest Payment Date, until the principal thereof is paid or made available for payment.

                The principal of and interest on the Securities shall be payable (i) in respect of Securities held of record by the Depositary or its nominee in same day funds and (ii) in respect of Securities held of record by Holders other than the Depositary or its nominee at the Corporate Trust Office or at such other office or agency maintained by the Company for such purpose pursuant to this Indenture; provided, however, that at the option of the Company, payment of interest to Holders of record other than the Depositary or its nominee may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                The Securities, in whole or any specified part, shall be defeasible pursuant to Section 11.02 or Section 11.03 or both such Sections.

                The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XII.

                Except as may be otherwise provided for by Section 3.05, the Securities shall be issuable in the form of one or more Global Securities, shall bear the legend specified in Section 2.05 and shall be registered in the name of The Depository Trust Company or its nominee, as Depositary.

SECTION 3.02.   Denominations.

                The Securities shall be issuable only in fully registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 3.03.   Execution, Authentication, Delivery and Dating.

                The Securities shall be executed on behalf of the Company by its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise. The aggregate principal amount of Securities Outstanding at any time may not exceed $350,000,000 except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.04, 305, 306 or 906.

                Each Security shall be dated the date of its authentication.

                No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. The Trustee may appoint an Authenticating Agent pursuant to the terms of Section 6.14.

SECTION 3.04.   Temporary Securities.

                Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Every such temporary Security shall be executed by the Company and shall be authenticated and delivered by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Security in lieu of which it is issued.

                If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities may be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to
Section 10.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 3.05.   Registration, Registration of Transfer and Exchange.

                The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.02 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

                At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount and of a like Stated Maturity and with like terms and conditions, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04 or 9.06 not involving any transfer.

                The provisions of clauses (l), (2), (3) and (4) below shall apply only to Global Securities:

                (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

                (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security and is not replaced by a successor Depositary approved by the Trustee within 90 days or (ii) at any time has ceased to be a clearing agency registered under the Exchange Act, or (B) the Company in its sole discretion determines not to have all of the Securities represented by a Global Security and notifies the Trustee thereof.

                (3) Subject to clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

                (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 3.04, 3.06 or 9.06 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

SECTION 3.06.   Mutilated, Destroyed, Lost and Stolen Securities.

                If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.07.   Payment of Interest; Interest Rights Preserved.

                Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Payment of interest will be made (i) in respect of Securities held by the Depositary or its nominee in same day funds and (ii) in respect of Securities held of record by Holders other than the Depositary or its nominee at the Corporate Trust Office or at such other office or agency of the Company as it shall maintain for that purpose pursuant to Section 10.02, provided, however, that, at the option of the Company, interest on any Security held of record by Holders other than the Depositary or its nominee may be paid by mailing checks to the addresses of the Holders thereof as such addresses appear in the Securities Register.

                Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause
(2).

                (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.08.   Persons Deemed Owners.

                Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.09.   Cancellation.

                All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by the Trustee and a certificate of such destruction delivered to the Company unless the Trustee is otherwise directed by a Company Order.

SECTION 3.10.   Computation of Interest.

                Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.01.   Satisfaction and Discharge of Indenture.

                This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                (1)  either

                (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                (B) all such Securities not theretofore delivered to the Trustee for cancellation

                (i)  have become due and payable, or

                (ii) will become due and payable at their Stated Maturity within one year, and the Company, in the case of (i) or (ii), has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity, as the case may be;

                (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to subclause
(B) of clause (1) of this Section or if money or U.S. Government Obligations have been deposited with the Trustee pursuant to

Section 11.04, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 1003 shall survive.

SECTION 4.02.   Application of Trust Money.

                Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01, all money and U.S. Government Obligations deposited with the Trustee pursuant to Section
11.02 or 11.03 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 11.02 or 11.03, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with or received by the Trustee.

                                   ARTICLE V

                                    REMEDIES

SECTION 5.01.   Events of Default.

                "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (1) default in the payment of the principal of any Security at its Stated Maturity; or

                (2) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                (3) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                (4) a default in the payment of principal at maturity (subject to any applicable grace period) of any Indebtedness for money borrowed by the Company or any Subsidiary in an aggregate principal amount of $25,000,000 or the acceleration of such

Indebtedness without such acceleration having been rescinded or annulled within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; provided, however, that, subject to the provisions of Sections 6.01 and 6.02, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or

                (5) the entry by a court having jurisdiction in the premises of
(A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                (6) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action.

SECTION 5.02.   Acceleration of Maturity; Rescission and Annulment.

                If an Event of Default (other than an Event of Default specified in Section 501(5) or 501(6)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal plus any interest accrued on the Securities to the date of declaration shall become immediately due and payable. If an Event of Default specified in Section 5.01(5) or 5.01(6) occurs, the principal amount of all the Securities shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

                At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of at least 50% in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                (A) all overdue interest on all Securities,

                (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

                (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 6.07;

                and

                (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

                No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 5.03.   Collection of Indebtedness and Suits for Enforcement by Trustee.

                The Company covenants that if:

                (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                (2) default is made in the payment of the principal of any Security at the Stated Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute any such proceeding to judgment or final decree, and may enforce the same against the Company (or any other obligor upon the Securities) and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company (or any other obligor upon the Securities), wherever situated.

                If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.04.   Trustee May File Proofs of Claim.

                In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 6.07.

                No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and may be a member of the Creditors' Committee.

SECTION 5.05.   Trustee May Enforce Claims Without Possession of Securities.

                All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all other amounts due the Trustee under Section 6.07, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.06.   Application of Money Collected.

                Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                FIRST: To the payment of all amounts due the Trustee under
Section 6.07; and

                SECOND: Subject to Article XII, to the holders of Senior

Indebtedness; and

                THIRD: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

                FOURTH: The balance, if any, to the Company or any other Person or Persons determined to be entitled thereto.

SECTION 5.07.   Limitation on Suits.

                No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of 50% or more in principal amount of the Outstanding Securities; it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.08.   Unconditional Right of Holders to Receive Principal and
                Interest.

                Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.07) interest on such Security on the respective Stated Maturities expressed in such Security and to institute suit for the enforcement of any such payment on or after such Stated Maturities, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.09.   Restoration of Rights and Remedies.

                If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10.   Rights and Remedies Cumulative.

                Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11.   Delay or Omission Not Waiver.

                No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12.   Control By Holders.

                The Holders of 50% or more in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided; that

                (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

                (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 5.13.   Waiver of Past Defaults.

                The Holders of at least 50% in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                (1) in the payment of the principal of or interest on any Security, or

                (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.14.   Undertaking for Costs.

                In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company; and provided, further, that the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the Stated Maturities expressed in such Security.

SECTION 5.15.   Waiver of Stay or Extension Laws.

                The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.01.   Certain Duties and Responsibilities.

                The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability in not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.02.   Notice of Defaults.

                The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 5.01(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 6.03.   Certain Rights of Trustee.

                Subject to the provision of Section 601:

                (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                (7) the Trustee shall not be liable for errors of judgment made in good faith unless it was negligent in ascertaining the pertinent facts; and

                (8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 6.04.   Not Responsible for Recitals or Issuance of Securities.

                The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.05.   May Hold Securities.

                The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 6.06.   Money Held in Trust.

                Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.07.   Compensation and Reimbursement.

                The Company agrees:

                (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder as may be mutually agreed upon in writing by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with the performance of its duties under this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense (other than any income or franchise tax attributable to compensation payable to the Trustee hereunder) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any action, suit or proceeding for which it may seek indemnity. The Company shall defend such action, suit or proceeding and the Trustee may have separate counsel, and, if the Company has failed to assume the defense and employ counsel, or if the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Trustee and the Company and the Trustee shall have been advised by its counsel that representation of the Trustee and the Company by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which shall not be unreasonably withheld.

                The indemnity provided for in this Section 6.07 shall survive the resignation or removal of any Trustee under this Indenture.

                As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest on particular Securities.

                When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(5) or (6), the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

SECTION 6.08.   Disqualification; Conflicting Interests.

                If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.09.   Corporate Trustee Required; Eligibility.

                There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus an set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10.   Resignation and Removal; Appointment of Successor.

                (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

                (2) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                (3) The Trustee may be removed at any time by Act of the Holders of 50% or more in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

                (4) If at any time:

                (A) the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                (B) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                (C) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,
         (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                (5) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of at least 50% in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                (6) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.11.   Acceptance of Appointment by Successor.

                Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, however, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12.   Merger, Conversion, Consolidation or Succession to Business.

                Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13.   Preferential Collection of Claims Against Company.

                If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 6.14.   Appointment of Authenticating Agent.

                The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                Any Authenticating Agent by the acceptance of its appointment shall be deemed to have represented to the Trustee that it is eligible for appointment as Authenticating Agent under this Section and to have agreed with the Trustee that it will (i) perform and carry out the duties of an Authenticating Agent as herein set forth, including among other things the duties to authenticate Securities when presented to it in connection with the original issuance and with exchanges, registrations of transfer or pursuant to
Section 3.06; (ii) keep and maintain, and furnish to the Trustee from time to time as requested by the Trustee, appropriate records of all transactions carried out by it as Authenticating Agent; (iii) furnish the Trustee such other information and reports as the Trustee may reasonably require; and (iv) notify the Trustee promptly if it shall cease to be eligible to act as Authenticating Agent in accordance with the provisions of this Section. Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee to indemnify the Trustee against any loss, liability or expense incurred by the Trustee and to defend any claim asserted against the Trustee by reason of any acts or failures to act of such Authenticating Agent, but such Authenticating Agent shall have no liability for any action taken by it in accordance with the specific written direction of the Trustee.

                The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

                This is one of the Securities described in the within-mentioned Indenture

                                PNC BANK, KENTUCKY, INC.,
                                -------------------------
                                        As Trustee

                                By:
                                   ------------------------------------
                                        As Authenticating Agent

                                By:
                                   ------------------------------------
                                         As Authorized Signatory

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.01.   Company to Furnish Trustee Names and Addresses of Holders.

                The Company will furnish or cause to be furnished to the Trustee

                (1) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                (2) at such other times as the Trustee may request in writing, within 30 days (15 days with respect to any Special Record Date) after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished.

Notwithstanding the foregoing, so long as the Trustee shall be the Security Registrar for the Securities, no such list need be furnished.

SECTION 7.02.   Preservation of Information; Communications to Holders.

                (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

                (2) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                (3) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 7.03.   Reports by Trustee.

                Within 60 days following each May 15, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act, if any, at the times and in the manner provided pursuant thereto. A copy of each such report shall, at the time of such transmission to Holder, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.04.   Reports by Company.

                The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.01.   Company May Consolidate, Etc., Only on Certain Terms.

                The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, limited liability company or trust, shall be organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                (2) in each case, immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                (3) in each case, the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.02.   Successor Substituted.

                Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.01.   Supplemental Indentures Without Consent of Holders.

                Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                (2) to add to the covenants of the Company for the benefit of the Holders or an additional Event of Default, or to surrender any right or power herein conferred upon the Company; or

                (3) to secure the Securities; or

                (4) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities; or

                (5) to cause the Indenture and the Securities to comply with applicable law, including the Trust Indenture Act; or

                (6) to cure any defect or ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (6) shall not adversely affect the interests of the Holders in any material respect.

SECTION 9.02.   Supplemental Indentures with Consent of Holders.

                With the consent of the Holders of at least 50% in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof, or

                (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                (3) modify any of the provisions of this Section, Section 5.13 or Section 10.11, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

                (4) modify any of the provisions of Article XII in a manner adverse to the Holders.

                It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.03.   Execution of Supplemental Indentures.

                In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to 6.01) shall be fully protected in relying upon, in addition to the Officer's Certificate and Opinion of Counsel required by
Section 1.02, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.04.   Effect of Supplemental Indentures.

                Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.05.   Conformity with Trust Indenture Act.

                Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 9.06.   Reference in Securities to Supplemental Indentures.

                Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 9.07.   Notice of Supplemental Indenture.

                Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to Section 9.02, the Company shall transmit to the Holders a notice setting forth the substance of such supplemental indenture.

                                    ARTICLE X

                                    COVENANTS

SECTION 10.01.  Payment of Principal and Interest.

                The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 10.02.  Maintenance of Office or Agency.

                The Company will maintain an office or agency (which may be the Corporate Trust Office of the Trustee and which in any event shall not be located outside the contiguous United States of America) where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                The Company hereby appoints the Corporate Trust Office as its agent where Securities may be presented or surrendered for payment, whereby Securities may be surrendered for registration of transfer or exchange and the Corporate Trust Office as its agent where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.03.  Money for Security Payments to Be Held in Trust.

                If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities.

                The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.04.  Statement by Officers as to Default.

                The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate complying with the requirements of Section 3.14(a)(4) of the Trust Indenture Act and stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                The Company shall promptly, and in any event within 10 days of the occurrence thereof, give notice to the Trustee of any default or Event of Default hereunder.

SECTION 10.05.  Existence.

                Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises and the existence, rights (charter and statutory) and franchises of each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise, whether relating to the Company or any Subsidiary, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 10.06.  Maintenance of Properties.

                The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 10.07.  Payment of Taxes and Other Claims.

                The Company will pay or discharge or cause to be paid or discharged, before the name shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and
(ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 10.08.  Maintenance of Insurance.

                The Company will maintain, and will cause each of its Subsidiaries to maintain, with insurers the Company reasonably believes to be financially sound and reputable, insurance deemed adequate by the Company with respect to its properties and business and the properties and business of its Subsidiaries against loss or damage of the kinds customarily insured against by corporations in the same or similar business. Such insurance may be subject to co-insurance, deductibility or similar clauses which, in effect, result in self-insurance of certain losses; provided that such self-insurance is in accord with the practices of corporations in the same or similar business and adequate insurance reserves are maintained in connection with such self-insurance.

SECTION 10.09.  Restrictions on Sale and Leaseback Transactions.

                So long as any of the Securities are outstanding, the Company will not, nor will it permit any Subsidiary to, enter into any arrangement with any Person (other than the Company or a Subsidiary) providing for the leasing by the Company or any Subsidiary of any property or assets, whether now owned or hereafter acquired, which has been or is to be sold or transferred by the Company or such Subsidiary to such Person with the intention of taking back a lease on such property or assets and which arrangement would be characterized or qualified as either a Capital Lease or Off-Balance Sheet Liability (a "Sale and Leaseback Transaction"), if, at the time of entering into such Sale and Leaseback Transaction, and after giving effect thereto, the amount of Attributable Debt in respect of such Sale and Leaseback Transaction, together with all such other Attributable Debt outstanding exceeds the greater of (i) $25,000,000 or (ii) together with all Indebtedness of Subsidiaries (not including Indebtedness permitted to be issued, assumed, incurred or guaranteed under clauses (1) through (10) under "Restrictions on Subsidiary Indebtedness" below), 15% of Consolidated Net Worth of the Company.

SECTION 10.10.  Restrictions on Subsidiary Indebtedness.

                So long as any of the Securities are outstanding, the Company will not permit any of its Subsidiaries to issue, assume, incur or guarantee any Indebtedness, except that the foregoing restrictions shall not apply to:

                (1) Indebtedness existing as of the date of the Indenture, including, without limitation, all existing or available borrowings under the Bank Credit Agreement and the 1996 Notes;

                (2) Indebtedness of a corporation or other entity existing at the time it becomes a Subsidiary and not incurred as a result of, or in connection with or in anticipation of, such Subsidiary becoming a Subsidiary;

                (3) Indebtedness of a corporation or other entity assumed at the time of its acquisition by a Subsidiary (including acquisition through merger or consolidation) and not incurred as a result of, or in connection with or in anticipation of, such acquisition;

                (4) unsecured intercompany Indebtedness of a Subsidiary for loans or advances made to such Subsidiary by the Company or another Subsidiary; provided that upon either (i) the transfer or other disposition by the Company or a Subsidiary of any Indebtedness so permitted to a Person other than the Company or another Subsidiary or (ii) the issuance, sale, transfer or other disposition (other than a pledge of the shares of such Subsidiary) of shares of capital stock (including acquisition through merger or consolidation) of such Subsidiary to a Person other than the Company or another Subsidiary which, after giving effect thereto, results in such Subsidiary ceasing to be a Subsidiary of the Company, the provisions of this clause (4) shall no longer be applicable to such Indebtedness and such indebtedness shall be deemed to have been issued, assumed, incurred or guaranteed at the time of such transfer or other disposition;

                (5) the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                (6) Purchase Money Indebtedness and Capital Leases incurred or entered into by a Subsidiary not to exceed an aggregate outstanding principal amount at any time of $25,000,000; provided, however, that the aggregate outstanding principal amount of Purchase Money Indebtedness and Capital Leases permissible under this clause (6) shall be increased or decreased to such amount as is permissible under the Bank Credit Agreement;

                (7) Permitted Receivables Securitizations;

                (8) Off-Balance Sheet Liabilities (other than Permitted Receivables Securitizations) not to exceed an aggregate outstanding principal amount of $25,000,000 reduced by the amount, if any, of secured Indebtedness of a Subsidiary; provided, however, that the aggregate outstanding principal amount of Off-Balance Sheet Liabilities shall be increased or decreased to such amount as is permitted from time to time under the Bank Credit Agreement;

                (9) Indebtedness arising from Rate Hedging Obligations incurred to limit risks of currency or interest rate fluctuations to which a Subsidiary is otherwise subject by virtue of the operations of its business, and not for speculative purposes; provided, however, that the aggregate notional amount of all such Rate Hedging Obligations shall not exceed at any time $500,000,000; and provided, further, that the aggregate outstanding principal amount of Indebtedness arising from Rate Hedging Obligations under this clause (9) shall be increased or decreased to such amount as is permissible under the Bank Credit Agreement;

                (10) the extension, renewal, refinancing or replacement (or successive extensions, renewals, refinancings or replacements), in whole or in part, of any

Indebtedness referred to in the foregoing clauses (1) through (9); provided, however, (i) that the Indebtedness so issued has (A) a principal amount not in excess of the principal amount of the Indebtedness being extended, renewed, refinanced or replaced (which amount shall be deemed to include the amount of any undrawn or available amounts under any committed credit or lease facility to be so extended, renewed, refinanced or replaced), (B) a final redemption date later than the final stated maturity or final redemption date, if any, of the Indebtedness being extended, renewed, refinanced or replaced and (C) an Average Life at the time of issuance of such Indebtedness that is greater than the Average Life of the Indebtedness being extended, renewed, refinanced or replaced; (ii) the group of direct or contingent obligors on such Indebtedness shall not be expanded as a result of any such action; and (iii) immediately prior to and immediately after giving effect to any such extension, renewal or replacement, no Event of Default shall have occurred and be continuing.

Notwithstanding the foregoing, any Subsidiary may issue, assume, incur or guarantee Indebtedness which otherwise would be subject to the foregoing restrictions in an aggregate amount, that together with all other such Indebtedness of any Subsidiaries outstanding which would otherwise be subject to the foregoing restrictions (not including Indebtedness permitted to be issued, assumed, incurred or guaranteed under clauses (1) through (10) above), that does not exceed 15% of Consolidated Net Worth of the Company.

SECTION 10.11.  Waiver of Certain Covenants.

                The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.09 and 10.10, if before the time for such compliance the Holders of at least 50% in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                   ARTICLE XI

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 11.01.  Company's Option to Effect Defeasance or Covenant Defeasance.

                The Company may elect, at its option at any time, to have
Section 11.02 or Section 11.03 applied to any Securities designated pursuant to
Section 3.01 as being defeasible pursuant to such Sections 11.02 or 11.03, in accordance with any applicable requirements provided pursuant to Section 3.01 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 3.01 for such Securities.

SECTION 11.02.  Defeasance and Discharge.

                Upon the Company's exercise of its option (if any) to have this Section applied to any Securities the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the conditions set forth in Section 11.04 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in Section 11.04 and as more fully set forth in such Section, payments in respect of the principal and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 3.04, 3.05, 3.06, 10.02 and 10.03, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 11.03 applied to such Securities.

SECTION 11.03.  Covenant Defeasance.

                Upon the Company's exercise of its option (if any) to have this Section applied to any Securities (1) the Company shall be released from its obligations under Section 8.01(3), Sections 10.06 through 10.10, inclusive, and any covenant provided pursuant to Section 9.01(2) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 5.01(3) (with respect to any of Section 801(3), Sections 10.06 through 10.10, inclusive, and any such covenants provided pursuant to Section 9.01(2) and 5.01(4) shall be deemed not to be or result in an Event of Default, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 11.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 5.01(3)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 11.04.  Conditions to Defeasance or Covenant Defeasance.

                The following shall be the conditions to the application of
Section 11.02 or Section 11.03 to any Securities:

                (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.09 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or
(B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case
(i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation which is specified in clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                (2) In the event of an election to have Section 11.02 apply to any Securities the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                (3) In the event of an election to have Section 11.03 apply to any Securities the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to federal income tax on the name amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that such Securities, if then listed on any securities exchange, will not be delisted as a result of such deposit.

                (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.01(5) and (6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of the Trust Indenture Act).

                (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                (9) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

SECTION 11.05. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions.

                Subject to the provisions of the last paragraph of Section 10.03, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 11.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section
11.04 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

                The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 11.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

                Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 11.04 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities.

SECTION 11.06.  Reinstatement.

                If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 11.02 or 1103 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 11.05 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                   ARTICLE XII

                                  SUBORDINATION

SECTION 12.01.  Agreement that Securities to be Subordinate.

                The Company covenants and agrees, and each Holder of Securities issued hereunder by his acceptance thereof likewise covenants and agrees, that all Securities issued hereunder are issued subject to the following provisions and each Holder hereof, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

                As and to the extent hereinafter provided, all Securities shall, for all purposes and in all respects without limitation, including those hereinafter set forth, be expressly subordinated and subject in right of payment to the prior payment in full, in money or money's worth of the principal, premium, if any, or interest on all Senior Indebtedness; provided, however, that payments on account of principal, premium, if any, or interest on the Securities may be made from time to time, subject to the specific limitations set forth in this Article XII.

SECTION 12.02.  Limitation During Certain Defaults on Senior Indebtedness.

                No payments on account of principal, premium, if any, or interest on the Securities shall be made, nor shall any property or assets of the Company be applied to the purchase or other acquisition or retirement of the Securities, unless and until full payment of amounts then due for principal, premium, if any, and interest on Senior Indebtedness has been made or duly provided for in money or money's worth. No payment on account of principal, premium, if any, or interest on the Securities shall be made, nor shall any property or assets of the Company be applied to the purchase or other acquisition or retirement of the Securities, if, at the time of such payment or application or immediately after giving effect thereto, there shall exist under any Senior Indebtedness or any agreement pursuant to which any such Senior Indebtedness is issued any event of default permitting the holders of such Senior Indebtedness (or a trustee on behalf of such holders) to accelerate the maturity thereof, provided, however, that in the case of such an event of default (other than in payment of such Senior Indebtedness when due) the foregoing shall not prevent any such payment or application for a period longer than 90 days after the date on which the holders of such Senior Indebtedness (or such trustee) shall have first obtained written notice of such event of default from the Company or the Holder of any Securities, if the maturity of such Senior Indebtedness is not so accelerated within such 90 day period. Subject to the above, if there shall have occurred any Event of Default specified in Section 5.01, other than of the nature referred to in Section
12.03 then and unless and until either such Event of Default shall have been cured or waived or shall have ceased to exist or the principal of, premium, if any, and interest on all Senior Indebtedness shall have been paid in full in money or money's worth, no payment shall be made by the Company on account of the principal of, premium, if any, or interest on the Securities, or on account of the purchase or other acquisition of Securities, except (i) payments at the expressed maturity of the Securities (subject to the next Section), (ii) current interest payments as provided in the Securities and (iii) payments for the purpose of curing any such Event of Default.


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SECTION 12.03.  Priority of Senior Indebtedness.

                Upon any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or total or partial liquidation or reorganization of the Company or similar proceeding relating to the Company or its property, whether voluntary or involuntary, and whether or not the Company is a party thereto, or in bankruptcy, insolvency, receivership or other proceedings, all principal, premium, if any, and interest due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money or money's worth, before the Holders of the Securities shall be entitled to retain any assets so paid or distributed in respect thereof (for principal, premium, if any, or interest); and upon any such dissolution or winding-up or liquidation or reorganization or similar proceeding, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities would be entitled, except for the provisions herein set forth, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the Holders of the Securities if received by them, direct to the holders of Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of Senior Indebtedness held by such holder) or their representatives or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, to the extent necessary to pay all Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities.

SECTION 12.04. Payment to Holders of Senior Indebtedness of Certain Amounts Received by Holders of Securities.

                In the event that, notwithstanding the provisions of the prior two preceding Sections, any distribution of assets of the Company or payment by or on behalf of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled but for these subordination provisions, shall be received by the Trustee or the Holders of the Securities before the principal of, premium, if any, and interest on all Senior Indebtedness is paid in full in money or money's worth, or provision made for its payment, such distribution or payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay the principal of, premium, if any, and interest on all such Senior Indebtedness in full in money or money's worth, after giving effect to any concurrent distribution or payment, or provision therefor, to the holders of such Senior Indebtedness.


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SECTION 12.05.  Subrogation.

                Subject to the payment in full of all Senior Indebtedness, in accordance with the terms of such Senior Indebtedness, the Holders of the Securities (together with the holders of any other indebtedness of the Company which is subordinated in right of payment to the payment of other indebtedness of the Company, but is not subordinate in right of payment to the Securities and by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holder or holders of Senior Indebtedness to receive payments or distributions of assets of the Company or other payments applicable to such Senior Indebtedness to the extent of the application thereto of moneys or other assets which would have been received by the Holders of the Securities but for the subordination provisions hereof until the principal of and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of cash, property or securities to which the Holders of the Securities would be entitled except for the subordination provisions hereof, and no payment over pursuant to the provisions hereof to the holders of Senior Indebtedness by the Holders of the Securities shall, as between the Company, its creditors (other than holders of Senior Indebtedness) and the Holders of the Securities, be deemed a payment by the Company on account of such Senior Indebtedness; it being understood that the subordination provisions hereof are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand, and of the holders of Senior Indebtedness on the other hand, and nothing herein is intended to or shall alter or impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional, subject only to the rights of the holders of Senior Indebtedness, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with the terms thereof, or to affect the relative rights of the Holders of the Securities and creditors of the Company other than holders of Senior Indebtedness, nor shall anything herein prevent the Holders of the Securities from exercising all remedies otherwise permitted hereby or, except as expressly limited hereby, by applicable law upon default under the Securities, subject, in any event, to the rights, if any, hereunder of the Holders of Senior Indebtedness in respect of any payment or distribution of cash, property or securities of the Company or any other payment in respect of the Securities received upon the exercise of any such remedy.

SECTION 12.06.  Reliance by Senior Indebtedness on Subordination Provisions.

                Each holder of any Security by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.


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SECTION 12.07.  Certain Payments and Credits Permitted.

                Nothing contained in these subordination provisions or elsewhere in this Indenture, or in any of the Securities, shall prevent at any time except under the conditions described above (a) the Company from making payment of the principal of, premium, if any, or interest on the Securities, or from depositing with the Trustee or any paying agent moneys for such payments, or (b) the application by the Trustee or any paying agent of any moneys deposited with it under and in accordance with this Indenture to the payment of or on account of the principal of, premium, if any, or interest on the Securities.

SECTION 12.08.  Subordination Not to be Prejudiced by Certain Acts.

                No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

SECTION 12.09.  Trustee Authorized to Effectuate Subordination.

                Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee in its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in these subordination provisions and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 12.10.  Trustee's Right regarding Senior Indebtedness Held by it.

                The Trustee shall be entitled to all the rights set forth in these subordination provisions in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 6.13 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.


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SECTION 12.11.  Notice to Trustee of Specified Events.

                The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation, reorganization, readjustment, arrangement or similar proceeding, assignment of the benefit of creditors, or any marshalling of assets and liabilities, in respect of the Company, and shall also give prompt written notice to the Trustee of any event which pursuant to these subordination provisions would prevent payment by the Company on account of the principal of, premium, if any, or interest on the Securities or on account of the purchase of Securities. The Trustee, subject to the provisions of Article VI, shall be entitled to assume that no such event has occurred unless the Company, or a holder of Senior Indebtedness, or any trustee therefor, has given such notice. Upon any distribution of assets of the Company or payment by or on behalf of the Company referred to in these subordination provisions, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature preferred to above are pending, and the Trustee, subject to the provisions of Article VI hereof, and the Holders of the Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the Holders of the Securities for the purpose of ascertaining the persons entitled to participate in such distributions, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to these subordination provisions. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to these subordination provisions, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under these subordination provisions,and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness but shall have such obligations to such holders as are expressly set forth in these subordination provisions.


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SECTION 12.12.  Trustee and Paying Agents Not Chargeable With Knowledge until
Notice.

                Notwithstanding any of these subordination provisions or any other provisions of this Indenture, the Trustee and any paying agent shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee or any paying agent, unless and until the Trustee or such paying agent, as the case may be, shall have received written notice thereof from the Company or a holder of Senior Indebtedness, or any trustee therefor, and prior to the receipt of any such written notice, the Trustee, subject to the provisions of Article VI, and any paying agent shall be entitled to assume that no such facts exist. If at least twenty-four hours prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of either the principal of, premium, if any, or the interest on any Security) the Trustee or payment agent, as the case may be, shall not have received with respect to such moneys the notice provided for in this provision, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they may be received by it or on or after such date.

SECTION 12.13.  Trustee Not Fiduciary for Holders of Senior Indebtedness.

                The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness except as set forth in Section 12.04 but only if the Trustee has received notice as provided in Section 12.12.

                                      * * *

                This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


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                IN WITNESS WHEREOF, the parties hereto have caused this
Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                               MEDPARTNERS, INC.

                               By:
                                   -----------------------------------
                                   Name:
                                   Title:

Attest:


By:
   ----------------------------
   Name:
   Title:

                               PNC BANK, KENTUCKY, INC.,
                               -------------------------
                                     as Trustee

                               By:
                                   -----------------------------------
                                   Name:
                                   Title:

Attest:


By:
   ----------------------------
   Name:
   Title:


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